                           CROSS LICENSE AGREEMENT


                  THIS CROSS LICENSE AGREEMENT ("License Agreement"), dated as of October 31, 1997, is made by and among WATKINS-JOHNSON COMPANY, a California corporation ("Watkins-Johnson"); STELLEX MICROWAVE SYSTEMS, INC., formerly knows as W-J TSMD INC., a California corporation and a wholly-owned subsidiary of Watkins-Johnson ("W-J TSMD"); and TSMD ACQUISITION CORP., a Delaware corporation ("TSMD Acquisition").

                                   RECITALS

                  WHEREAS, the parties have entered into a Stock Purchase Agreement dated as of August 29, 1997 ("Purchase Agreement"), whereby TSMD Acquisition has agreed to purchase, and Watkins-Johnson has agreed to sell, all of the outstanding stock of W-J TSMD; and

                  WHEREAS, pursuant to the Purchase Agreement, Watkins-Johnson has transferred and assigned to W-J TSMD certain patents and patent applications used in or related to the business of W-J TSMD; and

                  WHEREAS, Watkins-Johnson desires to be licensed to the patents and patent applications transferred to W-J TSMD; and

                  WHEREAS, W-J TSMD and TSMD Acquisition desire to be licensed to certain patents and patent applications retained by Watkins-Johnson; and

                  WHEREAS, the execution of this License Agreement is a condition to the closing of the purchase and sale of the outstanding stock of W-J TSMD under the Purchase Agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:


1.       DEFINITIONS

                  For all purposes of this License Agreement, except as otherwise expressly provided:

                  (a) the terms defined in this Section 1 have the meanings assigned to them in this Section 1 and include the plural as well as the singular;

                  (b) all references in this License Agreement to designated "Sections," "Paragraphs," and other subdivisions are to the designated Sections, Paragraphs and other subdivisions of the body of this License Agreement;

----------
*Indicates that certain material has been omitted pursuant to a request for confidential treatment. Such material is contained in a copy of this document provided to the Securities and Exchange Commission.

                  (c) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; and

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this License Agreement as a whole and not to any particular Article, Section or other subdivision.

                  As used in this License Agreement and the Exhibits and Schedules delivered pursuant to this License Agreement, the following definitions shall apply:

                  "Action" means any action, complaint, petition, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

                  "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

                  "Circuit Assembly" means (a) a circuit or a circuit system, including hardware and/or software, in which one or more Semiconductor Devices and/or one or more Integrated Circuits are interconnected by a printed circuit board, printed wiring board, multichip model or otherwise, in one or more paths (including passive circuit elements, if any), for performing electrical functions, and (b) a combination of such circuits or circuit systems and (c) if provided therewith, I/O devices or housing and/or supporting means therefor.

                  "Closing" means the consummation of the purchase and sale of all the stock of W-J TSMD under the Purchase Agreement.

                  "Effective Date" means the date of Closing.

                  "Excluded TSMD Products" means modular subsystems, microwave devices and electronic equipment that are used in defense and space applications including, but not limited to: (i) guided missile systems; (ii) intelligence and surveillance applications; (iii) electronic warfare and radar; (iv) military and commercial satellites; and (v) commercial test and measurement equipment. Notwithstanding the foregoing, Excluded TSMD Products shall not include intelligence systems manufactured by Watkins-Johnson's Telecommunications Group in Gaithersburg, Maryland, and designed to intercept communications signals.

                  "Excluded Watkins-Johnson Patents" means the patents listed on
Schedule 1 and any patent applications filed after the Effective Date and before the first anniversary of the Effective Date that are wholly unrelated to the Business and that are excluded with the written consent of TSMD Group, which consent shall not be unreasonably withheld.

                  "Gallium Arsenide Part" means a wafer, die or dice comprising one or more layers of gallium arsenide, on which is implemented one or more transistors or diodes.

                  "GaAs/Thin Film Agreement" means the Gallium Arsenide and Thin Film Supply and Services Agreement between the parties of even date herewith.

                  "Governmental Entity" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

                  "Integrated Circuit" means an integral unit comprising a plurality of active and/or passive circuit elements associated on one or more substrates, such unit forming, or contributing to the formation of, a circuit for performing electrical functions including, but not limited to, microwave integrated circuits, and, if provided therewith, housing and/or supporting means therefor.

                  "Licensee" means Watkins-Johnson, W-J TSMD or TSMD, as the case may be.

                  "Licensor" means Watkins-Johnson, W-J TSMD or TSMD, as the case may be, and, in each case, shall include Affiliates of such party.

                  "Patents" means TSMD Patents or Watkins-Johnson
Patents, as the case may be.

                  "Person" means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a Governmental Entity.

                  "Semiconductor Device" means a device and any material therefor, comprising a body of one or more Semiconductor Materials and one or more electrodes associated therewith, and, if provided therewith, housing and/or supporting means therefor.

                  "Semiconductor Material" means any material whose conductivity is intermediate to that of metals and insulators at room temperature and whose conductivity, over some temperature range, increases with increases in temperature. Such materials shall include, but not be limited to, refined products, reaction products, reduced products, mixtures and compounds.

                  "Thin Film Part" means any component, interconnect, wafer, substrate, die or dice comprising one or more layers of thin film material such as tantalum nitride and/or gold.

                  "TSMD Group" means W-J TSMD and TSMD Acquisition, collectively.

                  "TSMD Licensed Products" means: (a) products, technology and services related to the design, development, manufacture, testing and sale of electronic devices and equipment; (b) Circuit Assemblies, Integrated Circuits, Semiconductor Devices and Semiconductor Material; (c) materials used to manufacture, house, mount, interconnect or package (a) and (b); all of the above excluding Excluded Watkins-Johnson Products.

                  "TSMD Patents" means (a) all patent applications filed in any country of the world and patents issued or issuing thereon, owned or controlled by, or licensed to with the right to sublicense, W-J TSMD, TSMD Acquisition or their Affiliates that have a first effective filing date prior to the first anniversary of the Effective Date; (b) all continuations, continuations-in-part, patents of addition, divisionals, reexamination certificates, reissues or extensions, including supplemental protection certificates, of any of (a) above; and (c) all foreign counterparts applied for, issued or issuing on any of (a) or
(b) above.

                  "Watkins-Johnson Licensed Products" means (a) products, technology and services related to the design, development, manufacture, testing and sale of electronic devices and equipment; (b) Circuit Assemblies, Integrated Circuits, Semiconductor Devices and Semiconductor Material; (c) materials used to manufacture, house, mount, interconnect or package (a) and (b); all of the above excluding Excluded TSMD Products.

                  "Watkins-Johnson Patents" means (a) all patent applications filed in any country of the world and patents issued or issuing thereon, owned or controlled by, or licensed to with the right to sublicense, Watkins-Johnson or its Affiliates that have a first effective filing date prior to the first anniversary of the Effective Date; (b) all continuations, continuations-in-part, patents of addition, divisionals, reexamination certificates, reissues or extensions, including supplemental protection certificates, of any of (a) above; and (c) all foreign counterparts applied for, issued or issuing on any of (a) or
(b) above. Watkins-Johnson Patents shall not include the Excluded Watkins-Johnson Patents.

2.       LICENSE GRANTS

                  2.1  Grant by Watkins-Johnson.

                  Subject to the terms and conditions of this License Agreement, Watkins-Johnson hereby grants to TSMD Acquisition and to W-J TSMD non-exclusive, non-transferable, worldwide royalty-free, fully paid up, perpetual licenses or sublicenses, as the case may be, without the right to sublicense (except as provided in Section 2.3), under Watkins-Johnson Patents, to make, to have made, to use, to import, to export, to sell (either directly or indirectly) or to offer to sell (either directly or indirectly), to lease and to otherwise dispose of TSMD Licensed Products, to do such other acts in regard to TSMD Licensed Products as may, during the term of such licenses, be within the scope of the patent grant and to have made and/or use any equipment, or practice any method or process for the manufacture and sale thereof of TSMD Licensed Products; provided, however, that with regard to the manufacture of Gallium Arsenide Parts, such licenses shall be limited to the production of Gallium Arsenide Parts for use in Integrated Circuits or Circuit Assemblies sold by TSMD Acquisition or W-J TSMD.

                  2.2  Grant by TSMD Group.

                  Subject to the terms and conditions of this License Agreement, TSMD Acquisition and W-J TSMD each hereby grants to Watkins-Johnson non-exclusive, non-transferable, worldwide royalty-free, fully paid up, perpetual licenses or sublicenses, as the case may be, without the right to sublicense (except as provided in Section 2.3), under TSMD Patents, to make, to have made, to use, to import, to export, to sell (either directly or indirectly) or to offer to sell (either directly or indirectly), to lease and to otherwise dispose of W-J Licensed Products, to do such other acts in regard to W-J Licensed products as may, during the term of such licenses, be within the scope of the patent grant and to have made and/or use any equipment, or practice any method or process for the manufacture and sale thereof of W-J Licensed Products; provided, however, that the licenses granted hereunder for the manufacture of Thin Film Parts shall be limited to the manufacture of Thin Film Parts for use in Integrated Circuits and Circuit Assemblies sold by Watkins-Johnson. Notwithstanding the foregoing, Watkins-Johnson shall be licensed to sell Thin Film Parts to third parties upon the effective date of the termination of the GaAs\Thin Film Supply Agreement if such termination is caused by the election or default of TSMD Acquisition or W-J TSMD.

                  2.3  Sublicense Rights.

                  Each party shall have the right to grant sublicenses of the licenses granted hereunder to its Affiliates upon the condition that such Affiliates are bound by the terms and conditions of this License Agreement and that the patents of such Affiliates, covering both utility models and design patents, and applications therefor having a filing date prior to the first anniversary of the Effective Date, shall be included in that party's grant of license rights hereunder. A sublicense to a party's Affiliate shall be effective only during the time period when the business entity meets all requirements of an Affiliate.

3.  THIRD PARTY-PARTY LICENSES


                  3.1  Rights under Third-Party Licenses.

                  Each Licensor shall have the following obligations to ensure that a Licensee shall have all rights under third-party license agreements contemplated by the license granted hereunder:

                  (a) In the event that a Licensor elects to terminate or not to exercise an option to extend a third-party license agreement for any reason, Licensor shall take all such actions as may be reasonably necessary to enable Licensee to step-in and assume the rights and obligations of the Licensor under such third-party license agreement.

                  (b) In the event that Licensor receives notice that it is in breach of a third-party license agreement, Licensor shall give prompt notice to Licensee and take all actions as are reasonably necessary to cure, or to assist Licensee in curing, such breach.

                  (c) In the event that Licensor receives notice that a third-party licensor proposes to terminate or has terminated a third-party license agreement, Licensor shall give prompt notice to Licensee and, if requested by Licensee, shall use commercially reasonable efforts to assist Licensee in negotiating a license with the third-party licensor.

                  (d) Schedule 2 includes a complete list of each third-party license agreement to which each Licensor is a party and for which such Licensor has sublicensing rights. Each Licensor will provide, within 30 days after the Effective Date a revised Schedule 2 setting forth all royalties, license fees, milestone payments, and similar payments due to any third party for which Licensee may become obligated under Section 3.2, which Schedule 2 shall be updated on a semi-annual basis.

                  3.2  Obligations to Third Parties.

                  (a) Each Licensee receiving sublicense rights hereunder shall be responsible for any payments or other obligations of a sublicensee arising under third-party license agreements in connection with the commercialization of a Licensed Product by such Licensee, its Affiliates and sublicensees. Such Licensee shall provide to Licensor copies of all royalty reports required to be delivered under a third-party license agreement.

                  (b) Each Licensee shall be responsible for any incremental payments that may result from Licensor granting to or obtaining for Licensee sublicense rights in any third-party license agreement to which such Licensee has consented (last of consent to negate any such sublicense rights).

4.       PATENT PROSECUTION AND LITIGATION


                  4.1  Patent Prosecution.

                  Each party shall have the responsibility, but not the obligation, for preparing, filing, prosecuting and maintaining its own Patents worldwide and conducting any interferences, oppositions, reexaminations, or requesting reissues or patent term extensions with respect to such Patents.

                  4.2  Patent Enforcement.

                  Subject to the indemnification provisions of the Purchase Agreement, each Party shall have the exclusive right, but not the obligation, at its own expense, to enforce its own Patents in any proceeding or to defend its own Patents against any declaratory judgment action. Such party shall have the right to retain any recovery received as a result of any such claim, suit or proceeding.

                  4.3  Infringement Claims.

                  If the development, production, sale or use of any Licensed Product pursuant to this License Agreement results in any claim or Action alleging patent infringement against a Licensee (or its Affiliates), the Licensee shall have the exclusive right to defend and control the defense of any such claim or Action, at its own expense subject to the indemnification provisions of the Purchase Agreement. Licensor shall have the right, but not the obligation, to participate in such defense, at its expense, and Licensee agrees to reasonably consult and cooperate with Licensor in that regard. Licensee shall not be entitled as part of the settlement of any such claim or Action, to admit the invalidity of another party's Patents without that other party's written consent.

                  4.4  Patent Marking.

                  Licensee agrees to mark and have its Affiliates and sublicensees mark all products licensed pursuant to this License Agreement in accordance with the applicable statutes or regulations in the country or countries of manufacture and sale thereof.

5.       REPRESENTATIONS and WARRANTIES

                  5.1  Representations of Each Party.

                  Each party represents and warrants that:

                           (i)   it has the full right and authority to enter
into this License Agreement and grant each of the rights, licenses and sublicenses that it has granted herein;

                           (ii)  as of the Effective Date, it will not have in
effect any grant, and will not grant in the future, any rights inconsistent or in conflict with the rights, licenses and sublicenses granted or to be granted herein, nor does any of its Affiliates have any rights inconsistent, or in conflict with the rights, licenses and sublicenses granted or to be granted herein by a party;

                           (iii) as of the Effective Date there are no
existing or threatened actions, suits or claims pending against such party with respect to its Patents or the right of such party to enter into and perform its obligations under this License Agreement;

                           (iv)  except with regard to Watkins-Johnson's
assignment to W-J TSMD of certain intellectual property, including patents and patent applications, pursuant to the Purchase Agreement, it has made no grant, assignment, transfer, license or sublicense, or taken any other action with respect to any invention, patent or patent application (other than actions in the normal course of patent prosecution) which would have been included in the license to Patents hereunder but for such grant, assignment, transfer, license, sublicense or action.

         5.2      Disclaimer.

                  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE PURCHASE AGREEMENT, EACH PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR VALIDITY OR ENFORCEABILITY OF PATENTS OR CLAIMS THEREOF ISSUED OR PENDING.

6.       EFFECTIVE DATE, TERM AND TERMINATION

                  6.1  Effectiveness.

                  This License Agreement shall become effective on the Effective Date, and the licenses granted hereunder shall be in full force and effect as of such date.

                  6.2  Term.

                  This License Agreement shall continue in full force and effect until the expiration of the last to expire Patent.

                  6.3 Termination. If any party commits a material breach of this License Agreement and does not correct such breach within forty-five (45) days after written notice complaining thereof is given to such party, this License Agreement may be terminated forthwith by written notice to that effect from the complaining party. The licenses granted hereunder shall survive such termination of this License Agreement for the life or lives of the Watkins-Johnson Patents or TSMD Patents, as the case may be.

                  6.4  Bankruptcy.

                  This License Agreement is a license for "Intellectual Property" as that term is defined under Section 365(n) of the Bankruptcy Code.

7.       MISCELLANEOUS

                  7.1  Assignment.

                  This License Agreement and the licenses granted hereunder may not be assigned, except by a party to (a) an Affiliate of such party or (b) an entity that acquires all or substantially all of the assets of such party; provided, however, than any acquiring entity shall agree in writing to be bound by the terms of this License Agreement. The terms and conditions of this License Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the parties. Assignment by either party of any of its Patents shall not affect the license rights acquired herein to such Patent(s), and any such assignment shall be subject to the continuing license rights of the other party.

                  7.2  Amendments; Waivers.

                  This License Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing of all parties. No waiver of any provision nor consent to any exception to the terms of this License Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

                  7.3  Schedules; Exhibits; Integration.

                  Each schedule and exhibit delivered pursuant to the terms of this License Agreement shall be in writing and shall constitute a part of this License Agreement, although schedules need not be attached to each copy of this License Agreement. This License Agreement, together with such schedules and exhibits, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith, except for the Purchase Agreement.

                  7.4  Governing Law.

                  This License Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this License Agreement, including, but not limited to, the negotiation, execution, interpretation, coverage, scope, performance, breach, termination, validity, or enforceability of this License Agreement, shall be governed by and construed in accordance with the patent laws of the United States, Title 35 U.S. Code, and the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, except to the extent that certain matters are preempted by federal law or are governed as a matter of controlling law by the law of the jurisdiction of incorpora tion of the respective parties.

                  7.5  Headings.

                  The descriptive headings of the Articles, Sections and subsections of this License Agreement are for convenience only and do not constitute a part of this License Agreement.

                  7.6  Notices.

                  Any notice or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by telex, telefax or telecommunications mechanism (provided that any notice so given is also mailed or delivered as provided in clause (c)) or (c) mailed by certified or registered mail, postage prepaid, receipt requested or delivered by reputable overnight courier service as follows:


                  If to Watkins-Johnson, addressed to:

                  Watkins-Johnson Company
                  Stanford Research Park
                  3333 Hillview Avenue
                  Palo Alto, CA  94304-1233
                  Facsimile:  415-813-2578
                  Attn:  Vice President and Chief Financial Officer


                  If to W-J TSMD or TSMD Acquisition, addressed to:

                  TSMD Acquisition Corp.
                  c/o Mentmore Holdings, Inc.
                  1430 Broadway, 13th Floor
                  New York, NY  10018-3308
                  Facsimile:  212-
                  Attn:  Michael D. Schenker, Esq.

                  With a copy to:

                  O'Melveny & Myers
                  Embarcadero Center West
                  275 Battery Street
                  San Francisco, CA  94111-3305
                  Facsimile:  415-984-8701


or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this
Section 9.11 and an appropriate answerback is received, (ii) if given by mail or by overnight delivery, three days after such communication is deposited in the mails with first class postage prepaid or delivered to the overnight courier, addressed as aforesaid or (iii) if given by any other means, when actually delivered at such address.

                  7.7  Remedies; Waiver.

                  To the extent permitted by Law, all rights and remedies existing under this License Agreement and any related agreements or documents are cumulative to and not exclusive of, any rights or remedies otherwise available under applicable Law. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

                  7.8  Attorney's Fees.

                  In the event of any Action by any party arising under or out of, in connection with or in respect of, including any participation in bankruptcy proceedings to enforce against a party a right or claim in such proceedings, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses incurred in such Action. Attorney's fees incurred in enforcing any judgement in respect of this License Agreement are recoverable as a separate item. The parties intend that the preceding sentence be severable from the other provisions of this License Agreement, survive any judgment and, to the maximum extent permitted by law, not be deemed merged into such judgment.

                  7.9  Representation By Counsel; Interpretation.

                  Watkins-Johnson and the TSMD Group each acknowledge that each party to this License Agreement has been represented by counsel in connection with this License Agreement and the transactions contemplated by this License Agreement. Accordingly, any rule of Law, including but not limited to

Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this License Agreement against the party that drafted it has no application and is expressly waived. The provisions of this License Agreement shall be interpreted in a reasonable manner to effect the intent of the parties.

                  7.10 Specific Performance.

                  The parties to this License Agreement acknowledge that, in view of the uniqueness of the transactions contemplated by this License Agreement, each party would not have an adequate remedy at law for money damages in the event that this License Agreement has not been performed in accordance with its terms, and therefore agrees that the other party shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

                  7.11 Severability.

                  If any provision of this License Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this License Agreement shall remain in full force and effect provided that the essential terms and conditions of this License Agreement for the parties remain valid, binding and enforceable.

                  IN WITNESS WHEREOF, each of the parties hereto have caused this License Agreement to be executed by its duly authorized representative as of the date first above written.

                                            WATKINS-JOHNSON COMPANY


                                            By:   /s/ W. Keith Kennedy
                                               --------------------------
                                            Name:  W. Keith Kennedy
                                                 ------------------------
                                           Title: President and CEO
                                                 ------------------------

                                            STELLEX MICROWAVE SYSTEMS, INC.


                                            By:  /s/ William L. Remley
                                               --------------------------
                                            Name: William L. Remley
                                                  ------------------------
                                            Title: Treasurer
                                                  ------------------------

                                            TSMD ACQUISITION CORP.


                                            By:   /s/ Bradley A. Jay
                                               --------------------------
                                            Name: Bradley A. Jay
                                                  -----------------------
                                            Title: Vice President
                                                  -----------------------

                         SCHEDULE 1 TO LICENSE AGREEMENT

           EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES

The following are excluded from license or transfer to TSMD:

(a)

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date
A-16178-6/AJT        LOW TEMPERATURE CHEMICAL VAPOR DEPOSITION OF SILICON                  USSN 07/068,727          US 4,845,054
                     DIOXIDE                                                               Filed 06/29/87           Issued 07/04/89

A-16178-7/AJT        CVD REACTOR AND GAS INJECTION SYSTEM                                  USSN 07/044,326          US 4,834,022
                                                                                           Filed 10/27/87           Issued 05/30/89

     *

A-44048/AJT          ATMOSPHERIC PRESSURE CHEMICAL VAPOR DEPOSITION                        USSN 07/128,806          US 4,834,020
                     APPARATUS AND METHOD; Bartholomew                                     Filed 12/04/87           Issued 05/03/89

A-44153/AJT          CLEAN ROOM ROBOT; Stevens                                             USSN 07/089,591          US 4,787,813
                                                                                           08/26/87                 Issued 11/29/88

     *


SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *

A-52244/AJT          ELECTRICALLY INSULATED PIPE COUPLING APPARATUS; Gralenski             USSN 07/570,122          US 5,088,773
                                                                                           Filed 08/17/90           Issued 02/18/92

A-52353/AJT/WSG      INJECTOR AND METHOD FOR DELIVERING GASEOUS CHEMICALS TO A             USSN 07/542,243          US 5,136,975

                     SURFACE; Bartholomew                                                  Filed 06/21/90           Issued 08/11/92

A-52354/AJT/WSG      SELF CLEANING ORIFICE; Kamian                                         USSN 07/513,807          US 5,113,789
                                                                                           Filed 04/24/90           Issued 05/19/92
     *

A-53836/AJT          LIQUID SOURCE BUBBLER; Richie                                         USSN 07/601,270          US 5,078,922
                                                                                           Filed 10/22/90           Issued 01/07/92

     *

A-53859/AJT          LIQUID LEVEL SENSOR ASSEMBLY; Goodrich                                USSN 07/601,408          US 5,029,471
                                                                                           Filed 10/23/90           Issued 07/09/91

     *


SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                          Serial No./              Patent No./
                                                                                           Filing Date              Issue Date

     *

A-56598/AJT          HEATER FOR PROCESSING GASES; Collins                                  USSN 07/971,490          US 5,377,300
                                                                                           Filed 11/04/92           Issued 12/27/94

A-56818/AJT          LOW PHASE NOISE REFERENCE OSCILLATOR; Nardi                           USSN 08/091,615          US 5,341,110
                                                                                           Filed 07/14/93           Issued 08/23/94

     *

A-58019/AJT          CHEMICAL VAPOR DEPOSITION OF SILICON DIOXIDE USING                    USSN 08/071,516          US 5,304,398
                     HEXAMETHYLDISILAZANE; Krusell                                         Filed 06/03/93           Issued 04/19/94

     *


SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *

A-60164 /AJT/MSS     METHOD OF PLANARIZING A LAYER OF MATERIAL; Fry                        USSN 08/447,809          US 5,668,063
                                                                                           Filed 5/23/95            Issued 09/16/97

A-60785/AJT/MSS      METHOD OF FORMING A FLUORINATED SILICON OXIDE LAYER USING             USSN 08/386,647          US 5,571,576
                     PLASMA CHEMICAL VAPOR DEPOSITION; Qian                                Filed 02/10/95           Issued 11/05/96

SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *

SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *


SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *


SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *


SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *


SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *

SS-578-06            CHEMICAL VAPOR DEPOSITION REACTOR                                                              US 4,993,358
                     AND METHOD                                                                                     02/19/91

     *

SS-578-07            MULTI-ZONE PLANAR HEATER ASSEMBLY                                                              US 5,059,770
                     AND METHOD OF OPERATION                                                                        10/22/91

     *



SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *

SS-578-08            CONTROLLED-CONVECTION SURFACE-MOUNT REFLOW FURNACE                                             US 5,232,145
                                                                                                                    08/03/93

SS-578-11            METHOD AND APPARATUS FOR PRODUCING HIGHLY CONDUCTIVE AND                                       US 5,122,391
                     TRANSPARENT FILMS OF TIN AND FLUORINE DOPED INDIUM OXIDE BY                                    06/16/92
                     APCVD

     *

G-16178-8            FLUIDIZED BED HEATER FOR SEMICONDUCTOR PROCESSING                     USSN 707262              US 4,673,799
                                                                                           Filed 03/01/85           Issued 06/16/87

SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

Reference No.                          Title/First Named Inventor                           Serial No./             Patent No./
                                                                                            Filing Date             Issue Date

     *


plus, (b) all continuations, continuations-in-part, patents of addition, divisions, re-examinations, certifications, reissues, or extensions, including supplemental protection certificates of any of (a) above, and (c) all foreign counterparts applied for, issued, or issuing on any of (a) or (b) above.

SCHEDULE 1 TO PATENT CROSS LICENSE AGREEMENT
EXCLUDED PATENTS/PATENT APPLICATIONS/INVENTION DISCLOSURES     October 30, 1997

                       SCHEDULE 2 TO LICENSE AGREEMENT

                        THIRD PARTY LICENSE AGREEMENTS


None.